SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    Dyna Group International, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------------

   (5)  Total fee paid:

        ---------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        ---------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------------

   (3)  Filing Party:

        ---------------------------------------------------------------------

   (4)  Date Filed:

        ---------------------------------------------------------------------

                       DYNA GROUP INTERNATIONAL, INC.
               1661 S. Seguin Avenue, New Braunfels, TX  78130
                   (Address of Principal Executive Office)



             PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JULY 15, 1999


                                   GENERAL


  Solicitation of Proxies
  This Proxy Statement is furnished to the stockholders of Dyna Group International, Inc., a Nevada Corporation (the "Company"), in connection with the solicitation by and on behalf of the Board of Directors of proxies to be voted at an Annual Meeting of Stockholders of the Company. In addition to solicitation of proxies by use of mails, proxies may be solicited by the officers and employees of the Company, without remuneration, by telephone, telegraphy, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

  The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is June 14, 1999.

  Time and Place of Meeting
  The Annual Meeting of Stockholders will be held at the Company's office at 1661 South Seguin Avenue, New Braunfels, Texas at 10:00am, Central Daylight Savings Time on July 15, 1999. A copy of the notice of meeting accompanies this Proxy Statement.

  Securities Entitled to Vote and Record Date
  The Board of Directors has fixed the close of business on May 31, 1999 as the date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting. On that date the Company had 7,497,175 shares of Common Stock outstanding, which are the only securities of the Company entitled to vote at the stockholders meeting. Stockholders on that date will be entitled to notice and will be entitled to one vote for each share held of record on such record date.

  Revocability of Proxy
  Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

  All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specific as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as Directors of the company listed below.

                              ELECTION OF DIRECTORS

  Three directors are to be elected at the meeting for terms of one year each (subject to the Company's by-laws). Each director shall hold office until the next Annual Meeting of Stockholders and until his respective successor shall be elected and qualified. The Company proposes that the stockholders elect Mr. Roger R. Tuttle, Mr. Jeffrey L. Smith, and Mr. Mark W. Gottsacker to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Officers and Directors holding 45.66% of the Company's Common Stock will vote for the nominees as presented.

  Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the meeting. Directors currently are not paid any fees for attendance at meetings of the Board of Directors.

  The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person(s) as may be designated as nominee(s) by the Management of the Company.

  The following is information with respect to the nominees and their security holdings as furnished by them to the Company.

                                                 Common Stock   Percent of
    Name, Principal                              Beneficially  Common Stock
      Occupation &       Age       Served as     Owned as of   Beneficially
        Business                    Director     May 31, 1999      Owned
       Experience                    Since
  -------------------------------------------------------------------------
  Roger R. Tuttle,        51          1986      3,331,778 (a)     44.44%
     CEO and
     Chairman of
     the Board
  -------------------------------------------------------------------------
  Jeffrey L. Smith        43          1992         87,000          1.16%
     Secretary and
     Director
  -------------------------------------------------------------------------
  Mark W. Gottsacker      43          1998          5,000           .06%
     Treasurer and
     Director
  -------------------------------------------------------------------------
  All officers and                              3,423,778         45.66%
  directors as a
  group - 3 persons
  -------------------------------------------------------------------------

  (a) Includes 103,000 shares each, that Mr. Tuttle gifted to his two minor children since December 1996; he retains guardianship and voting rights.

  All Directors of the Company serve in such capacity until the next Annual Meeting of the Company's stockholders following their election and until their successors have been elected and qualify.

  (1) Roger R. Tuttle has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1986. Mr. Tuttle served as President of Great American Products from 1974 to September 1989, and resumed that position in December 1991.

  (2) Jeffrey L. Smith has been employed with Great American Products since 1985. Mr. Smith has served as Vice President and General Manager of the Company since October 1991. He has an Associates Degree from the University of Arkansas (1978). Mr. Smith was appointed Secretary and Director in October 1992.

  (3) Mark W. Gottsacker has served as Treasurer and a Director since July 1998. Mr. Gottsacker has served as Vice President of Sales of Great American Products since June 1997, which is when his employment with Great American Products began. From 1993 to 1997, Mr. Gottsacker was the general manager of Alamo Harley Davidson.

  Principal Holders of Voting Securities
  The following table provides information as of May 31, 1999 for each person who beneficially owned more than five percent (5%) of the Company's Common Stock.

     Name and Address of     Shares of Common Stock     Percent of Common
      Beneficial Owners        Beneficially Owned             Stock
  -------------------------------------------------------------------------
  Roger R. Tuttle
  1661 S. Seguin Avenue            3,331,778                  44.44%
  New Braunfels, TX  78130


                  THE BOARD OF DIRECTORS AND ITS COMMITTEE

  The Board of Directors held three meetings in 1998 and all directors attended all of such meetings. The Board of Directors does not have an audit or nominating committee. However, the Board does have a Compensation Committee comprised of Mr. Tuttle and Mr. Smith. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation level of officers. The Compensation Committee held one meeting in 1998.

  Executive Compensation
       Summary Compensation Table
  The following table summarizes information concerning the compensation of the Chief Executive Officer. No other officers are included in this table as their respective aggregate compensations did not exceed $100,000.

      Name                     Annual Compensation
   & Principal                                             Stock    All
    Position     Year     Salary    Bonus     Other       Options  Other
  -------------------------------------------------------------------------
  Roger R.     1998      $141,163    -0-       -0-       -0-        N/A
  Tuttle, CEO
               ------------------------------------------------------------
               1997      $138,500    -0-       $3,850    -0-        N/A

               ------------------------------------------------------------
               1996      $141,000    -0-       $3,850    -0-        N/A

  The Company does not presently have any stock option plans or stock bonus plans.

  Compensation Pursuant to Plan
  The Company has a Profit Sharing Plan and Trust for eligible employees. Employees of the Company who have completed one year of service are eligible to participate in the Plan under which the Company contributes amounts determined from time to time at its discretion. Company contributions vest in specified percentages per year commencing after 2 years and generally become fully vested after six years of employment with the Company. The annual contributions and forfeitures allotted to any participant may not exceed the lesser of $30,000 or 25% of the participant's total compensation. Benefits generally are payable upon death or upon termination of employment with the Company or age 65. Participants' account balances under the Trust as of the year ended December 31, 1998 for Mr. Tuttle and for all executive officers as a group, were $227,020 and $254,025 respectively.


  Certain Relationships and Related Transactions
  The Company has a note payable to Mr. Tuttle which is summarized as follows:

       Unsecured promissory note, due December 14, 1999, interest payable
       at prime plus 1/2% (8.75% at December 31, 1998)        $520,533

                                MISCELLANEOUS

  Compliance  with  Section  16(a)  of  the Securities Exchange Act of 1934
  Section 16(a)  of  the  Securities Exchange  Act  of  1934  requires  the
  Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of such reports furnished to the Company, or written representations from the Company's Officers, Directors and greater than 10% beneficial owners, during 1998 all section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were complied with.

  Auditors
  The Board of Directors selected Padgett, Stratemann & Co., L.L.P. to serve as Independent Auditors for the year ended December 31, 1998.

  A copy of the Company's Annual Report for the year ended December 31, 1998 is included with this Proxy Statement.

  Stockholder Proposals for Next Year
  Any stockholder desiring to submit any proposal for consideration at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 1999 must deliver such proposal to the Company's New Braunfels, Texas office no later than January 31, 2000.

  Other Business
  The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the person(s) designated as proxies will have discretionary authority to act in their best judgement.

  Form 10-K
  The Company's Form 10-K is part of this year's annual report. A copy of the Company's current 10-Q is available at no cost by writing to:
  Investor Relations, Dyna Group International, Inc., 1661 S. Seguin Avenue, New Braunfels, TX 78130.
                                     By order of the Board of Directors



                                     /s/  Jeffrey L. Smith

  New Braunfels, Texas                    Jeffrey L. Smith
  June 11, 1999                           Secretary

                         DYNA GROUP INTERNATIONAL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING JULY 15, 1999, NEW BRAUNFELS, TEXAS

The undersigned hereby appoints Roger R. Tuttle, Jeffrey L. Smith and Mark
W. Gottsacker and each or any of them, proxies for the undersigned, with full power of substitution, to represent and vote the shares of the undersigned at the Annual Meeting of Stockholders of Dyna Group International, Inc. to be held at the Company's Office, in New Braunfels, Texas on July 15, 1999, or any adjournments thereof, on the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (1)
(1)   Election of Directors (Roger R. Tuttle, Jeffrey L. Smith and
      Mark W. Gottsacker)
      Mark One.     [ ] FOR all nominees listed above.
                    [ ] FOR all nominees listed above except
                    [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

(2) In their discretion on such business as may properly come before the meeting.

               IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
                    FOR THE NOMINEES LISTED IN PROPOSAL (1).

                          (Please Sign on Other Side)

               Date_____________________________________________

               Please Sign______________________________________

               _________________________________________________


                       Number of Shares__________________

Please date and sign exactly as on your Stock Certificate(s). Joint accounts must be signed with all names.
         Executors, administrators, trustees, etc. should so indicate.



                                 (Proxy Card)